UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss 240.14a-12

                          Roebling Financial Corp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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
[BRIDGE LOGO] ROEBLING FINANCIAL CORP, INC.-------------------------------------




December 29, 2004

Dear Shareholder:

         On behalf of the Board of Directors and management of Roebling Financial Corp, Inc. (the "Company"), I cordially invite you to attend the 2005 Annual Meeting of Shareholders to be held at Bung's Tavern, 2031 Route 130
South, Burlington, New Jersey, on Monday, January 31, 2005, at 3:30 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions shareholders may have.

         You will be asked to elect two directors and to ratify the appointment of Fontanella and Babitts as the Company's independent public accountants for the fiscal year ending September 30, 2005. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                         Sincerely,

                                         /s/ Frank J. Travea, III

                                         Frank J. Travea, III
                                         President and Chief Executive Officer


Route 130 South & Delaware Avenue, PO Box 66, Roebling, NJ 08554 (609) 499-9400

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                          ROEBLING FINANCIAL CORP, INC.
                       ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 2005
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NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  (the  "Annual
Meeting") of Roebling Financial Corp, Inc. (the "Company"), will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 31, 2005, at 3:30 p.m. local time for the following purposes:

     1.   To elect two directors of the Company; and

     2. To ratify the appointment of Fontanella and Babitts as independent public accountants of the Company for the fiscal year ending September 30, 2005;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting. Shareholders of record at the close of business on December 14, 2004 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A copy of the Company's Annual Report for the year ended September 30, 2004 is enclosed.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL SHAREHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Joan K. Geary

                                       JOAN K. GEARY
                                       Secretary
Roebling, New Jersey
December 29, 2004

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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
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                                 PROXY STATEMENT
                                       OF
                          ROEBLING FINANCIAL CORP, INC.
                       ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 2005
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                                     GENERAL
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     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. (the "Company") to be used at the 2005 Annual Meeting of Shareholders which will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 31, 2005, at 3:30 p.m. local time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about December 29, 2004.

     All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Your proxy may be revoked at any time prior to being voted by:
(i) filing with the Secretary of the Company (Joan K. Geary at Route 130 South and Delaware Avenue, Roebling, New Jersey 08554) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person.

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                       VOTING SECURITIES AND VOTE REQUIRED
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     The  securities  entitled  to vote at the  Annual  Meeting  consist  of the
Company's common stock, par value $.10 per share (the "Common Stock"). The Board of Directors has fixed the close of business on December 14, 2004 (the "Record Date") as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,687,403 shares of the Common Stock outstanding. Each shareholder of record on the Record Date is entitled to one vote for each share held.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being solicited by the board enables a shareholder to vote for the election of the nominees as submitted as Proposal I, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to the ratification of the independent public accountants, which is submitted as Proposal II, a shareholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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     Persons and groups  beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed the beneficial owner of shares of Common Stock as to which he or she has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days of the Record Date. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

NAME AND ADDRESS                                     AMOUNT AND NATURE OF               PERCENT OF SHARES OF
OF BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP              COMMON STOCK OUTSTANDING
-------------------                                  --------------------              ------------------------
Mark V. Dimon
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554                                 90,706 (1)                          5.4%

Roebling Financial Corp, Inc.
  Employee Stock Ownership Plan Trust                     135,010 (2)                           8.0%
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554

(1) Includes 6,214 shares which he has the right to acquire pursuant to the exercise of options within 60 days of the record date and 2,485 shares eligible to be issued under the Restricted Stock Plan. Excludes 135,010 shares held by the esop for which he serves as a trustee.

(2) The Company's Employee Stock Ownership Plan ("ESOP") has shared voting and dispositive power over 135,010 shares of common stock. The Board of Directors has appointed a committee consisting of non-employee Directors Dimon, Ferry and Geary to serve as the ESOP Administrative Committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP Plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 43,505 shares have been allocated under the ESOP to participant accounts.

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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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     Section  16(a) of the Exchange Act,  requires the  Company's  directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2004 fiscal year.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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     The Board of Directors currently consists of six members, each of whom also serves as a director of Roebling Bank (the "Bank"). Under the Company's Certificate of Incorporation, directors are divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

     Joan K. Geary and Robert R. Semptimphelter, Sr. (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in the 2008 annual meeting of shareholders and when their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth information with respect to each of the nominees, the directors continuing in office and the Company's executive officers, including for each their name, age, the year they first became a director of the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director first became a director of the Company upon its incorporation in 2004. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown in this table.


                                                                                                   Shares of
                                                       Year First           Current              Common Stock
                                                       Elected or            Term          Beneficially Owned as of       Percent of
NAME AND TITLE                         Age(1)         Appointed(2)          Expires             Record Date (3)              Class
--------------                         ------         ------------          -------             ---------------              -----

                                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008

Joan K. Geary                            76               1990               2005                20,589 (4)                  1.2%
Director and Secretary

Robert R. Semptimphelter, Sr.            52               1990               2005                33,865                      2.0
Director
                                                    DIRECTORS CONTINUING IN OFFICE

John A. LaVecchia                        57               1989               2006                16,626                      1.0
Director and Vice Chairman

George N. Nyikita                        54               1989               2006                23,108                      1.4
Director

Mark V. Dimon                            46               1983               2007                90,706 (4)                  5.4
Director and Treasurer

John J. Ferry                            54               1986               2007                63,483 (4)                  3.7
Chairman of the Board
                                               EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Frank J. Travea, III                     58                --                 --                  8,923 (5)                  0.5
President and Chief Executive
Officer

Janice A. Summers                        43                --                 --                  8,574 (6)                  0.5
Senior Vice President, Chief
Operating Officer and
Chief Financial Officer

All directors and executive                                                                     265,874                     15.4
officers as a group
(8 persons)

_____________
(1)      At September 30, 2004.
(2)      Refers to the year the individual first became a director of the Bank.
(3) The share amounts for directors include 6,214 shares of Common Stock each of the directors may acquire through the exercise of stock options within 60 days of the Record Date. The share amounts for directors also include 2,485 shares of Common Stock eligible to be issued to each director under the restricted stock plan within 60 days of the Record Date.
(4) Excludes 135,010 shares under the ESOP for which such individuals serve as a member of the ESOP Trust and ESOP Planning Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) Includes 3,791 shares allocated to the account of Mr. Travea in the ESOP and 130 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.
(6) Includes 3,492 shares allocated to the account of Ms. Summers in the ESOP and 82 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

NOMINEES FOR DIRECTORS:

     JOAN K. GEARY is the President and majority owner of Keating Realty Company, which is engaged in equipment rental, excavation, grading and related work and with which she has been affiliated for 58 years. Ms. Geary is the Chairperson of the Florence Township Economic Development Council. She also holds a New Jersey Real Estate License.

     ROBERT R. SEMPTIMPHELTER, SR. is a principal in Farnsworth & Semptimphelter, LLC, a healthcare physician billing service located in Burlington County which he formed in 2002. Prior to forming Farnsworth & Semptimphelter, LLC, he had served as Director of Patient Finance and Services at Carrier Clinic, Bellmeade, New Jersey since 1992. Prior to that, he held the position of bank examiner at a public accounting firm and was the comptroller of a large New Jersey healthcare institution. Mr. Semptimphelter has a degree in accounting from St. Edwards University and a masters degree in finance from Rider University. He is also a member of the Florence Township Planning Board and Recreation Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

CONTINUING DIRECTORS:

     JOHN A. LAVECCHIA is General Manager of Brandow Group, Chevrolet Division. Prior to joining Brandow Chevrolet in 1991, Mr. LaVecchia served as President of Totten Chevrolet Inc., an automotive dealership. Mr. LaVecchia is a former member of the Board of Directors of Girl Scouts USA and has coached in both Medford Little League and Medford Youth Soccer Clubs.

     GEORGE N. NYIKITA has served as Executive Director of the Burlington County Bridge Commission since 1991. He also serves as Burlington County Tax
Commissioner and is a member of the Edgewater Park Sewer Authority Board. Mr. Nyikita is also a member of the Board of Trustees of Burlington County College.

     MARK V. DIMON is the sole proprietor of Dimon Oil Corp, a commodity brokerage business he founded in 1988. Mr. Dimon has been a member of the Florence Township School Board since 2000 and currently serves as Vice President.

     JOHN J. FERRY is President and owner of Ferry Construction, a general construction contractor with which he has been affiliated for 30 years. Mr. Ferry is a member of the Moorestown, New Jersey, Planning Board and is also President of the Burlington County Institute of Technology School Board, in Westampton, New Jersey.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     FRANK J. TRAVEA, III commenced employment with the Bank in September 2000 as Vice President and Commercial Loan Officer. In January 2002, Mr. Travea was appointed Vice President and Senior Loan Officer. In September 2002, Mr. Travea was appointed President and Chief Executive Officer of the Bank, Company and Mutual Holding Company, upon the retirement of the former President and Chief Executive Officer. Prior to joining the Bank, Mr. Travea was a Vice President of Business Development at Sterling Bank from 1998 to 2000 and prior to that had been a Regional Officer at Commerce Bank since 1991. Mr. Travea is a board member of the Plumsted Township Economic Development Council and a Director of Literacy NOW. He is Chief Financial Officer of the Library Company of Burlington, the oldest private library in the United States. He is active in the Boy Scouts of America, the American Diabetes Association and the Burlington Rotary.

     JANICE A. SUMMERS commenced employment with the Bank in May 2000 as Senior Vice President and Chief Operating Officer. In September 2002, Ms. Summers was appointed Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Bank, Company and Mutual Holding Company. Prior to joining the Bank, Ms. Summers was Executive Vice President and Chief Financial Officer of St. Edmond's Federal Savings Bank in Philadelphia, where she had been employed since 1993. Ms. Summers is a Certified Public Accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for the Company and the Bank. During the fiscal year ended September 30, 2004, the Board of Directors held eight regular meetings and nine special meetings (including meetings held by the Company's predecessor, Roebling Financial Corp, Inc., the former mid-tier holding company subsidiary of Roebling Financial Corp., MHC). During the fiscal year ended September 30, 2004, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. The Company encourages directors to attend annual meetings of shareholders. All directors attended the 2004 Annual Meeting of Shareholders of Roebling Financial Corp, Inc., the predecessor to the Company. Shareholders may send written communication to directors by addressing them to the Secretary at the main office. In addition to other committees, as of September 30, 2004, the Company had a Nominating Committee, a Personnel Committee, and an Audit Committee.

     The Personnel Committee meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The
Personnel Committee is comprised of Directors Nyikita, Dimon and Ferry. The Committee met eight times during fiscal 2004.

     The Audit Committee consists of Directors Semptimphelter, Nyikita, Ferry and Dimon. The Board of Directors has determined that all the members of the Audit Committee would be independent as defined by the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Semptimphelter is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to review the results of the annual audit. This Committee met four times in fiscal 2004. The Board of Directors has not adopted a formal written charter for the Audit Committee.

     NOMINATING COMMITTEE. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during fiscal year 2004 in order to make nominations for directors.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------
DIRECTOR COMPENSATION

     GENERAL. Each non-employee Director receives $600 for each board meeting attended and $200 for each committee meeting attended. For the fiscal year ended September 30, 2004, each non-employee director of the Company earned a bonus of $4,500 and the Chairman earned a bonus of $10,000. Total fees of approximately $98,000 excluding bonuses, were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2004. Bonuses were paid to all board members subsequent to September 30, 2004.

     DIRECTORS CONSULTATION AND RETIREMENT PLAN. The Bank sponsors a Directors Consultation and Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 84 months to the retired directors, a surviving spouse or the director's estate. For the fiscal year ended September 30, 2004, payments totalling approximately $10,000 were made under the DRP to the surviving spouse of a retired director.

EXECUTIVE COMPENSATION

     The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of either the Bank or the Company had a salary and bonus for the fiscal year ended September 30, 2004, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                     ANNUAL COMPENSATION           -------------
NAME AND                          FISCAL             -------------------             RESTRICTED            ALL OTHER
PRINCIPAL POSITION                 YEAR              SALARY        BONUS            STOCK AWARDS          COMPENSATION
------------------                -------            ------        -----            ------------          ------------
Frank J. Travea, III               2004              $92,000      $ 9,000            $9,000(1)             21,209(2)
President and Chief                2003               82,950       18,000                --                11,076
Executive Officer                  2002               66,096       18,000                --                 3,407

---------------------
(1) Represents the value of 923 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 6, 2004 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2004, the value of Mr. Travea's restricted stock award would have been $9,239.
(2) Includes $3,300 in Bank contributions made to Mr. Travea's 401(k) account, $5,416 in family health insurance premiums paid by the Bank, 1,187 shares allocated to Mr. Travea's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $11,880) and $623 representing the taxable amount of employer-provided group term life insurance.

     EMPLOYMENT AGREEMENTS. The Bank has entered into employment agreements (the "Agreements") with Mr. Frank J. Travea, III and Ms. Janice A. Summers each for a one-year term subject to annual extension for an additional year on each anniversary date unless the Board of Directors gives 60 days prior notice. Mr. Travea's base compensation under his Agreement is $92,000 and Ms. Summers' compensation under her Agreement is $90,000. Under the Agreements, both Mr. Travea's and Ms. Summers' employment may be terminated by the Bank with or without "just cause" as defined in the Agreement. If the Bank terminates Mr. Travea's or Ms. Summers' employment without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreement, but in no event for a period of less than six months thereafter. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, Mr. Travea and Ms. Summers will each be paid an amount equal to 2.0 times their respective total taxable compensation for the calendar year ending on December 31 preceding such termination, plus the costs associated with maintaining their benefits participation for a period of two years. In the event of a change in control at September 30, 2004, Mr. Travea and Ms. Summers would have been entitled to lump sum payments of approximately $235,000 and $195,000, respectively.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
  PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Fontanella and Babitts was the Company's independent public accountants for the fiscal year ended September 30, 2004. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2005, subject to ratification by the Company's shareholders. The engagement of Fontanella and Babitts was approved in advance by the Audit Committee. A representative of Fontanella and Babitts is not expected to attend the Annual Meeting and will, therefore, not be able to respond to shareholder's questions or make a statement.

     Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:

FISCAL                            AUDIT               AUDIT-RELATED                TAX              ALL OTHER
YEAR                              FEES                   FEES                     FEES                FEES
----                             ------          ---------------------           ------           ------------
2004                            $31,230                 $72,910                  $8,125               $ --
2003                             31,831                      --                  10,315                 --

     AUDIT FEES include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended September 30, 2004.

     AUDIT-RELATED FEES include fees billed by the Company's independent auditors for services provided for the year ended September 30, 2004. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the Company's stock offering.

     TAX FEES primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

     ALL OTHER FEES are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such fees were billed during the last two fiscal years.

     The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE SHAREHOLDERS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FONTANELLA AND BABITTS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT

     The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2004 with the management of the Company.

     REVIEW OF FINANCIAL STATEMENTS AND OTHER MATTERS WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee discussed with Fontanella & Babitts, the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Fontanella & Babitts required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Fontanella & Babitts its independence.

         RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN ANNUAL REPORT

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2004, for filing with the Securities and Exchange Commission.

     AUDIT COMMITTEE:

           Mark V. Dimon, Chairman
           Robert R. Semptimphelter, Sr.
           John J. Ferry
           George N. Nyikita

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of shareholders to be held in 2006, all shareholder proposals must be submitted to the Secretary at the Company's office, Route 130 South and Delaware Avenue, Roebling, New Jersey 08554, on or before August 31, 2005. Under the Company's Bylaws, in order to be considered for possible action by shareholders at the 2005 annual meeting of shareholders, shareholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than October 31, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

     The Company's 2004 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, ROEBLING FINANCIAL CORP, INC., ROUTE 130 SOUTH AND DELAWARE AVENUE, ROEBLING, NEW JERSEY 08554.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Joan K. Geary

                                         JOAN K. GEARY
                                         Secretary

Roebling, New Jersey
December 29, 2004

[X]  PLEASE MARK VOTES         ROEBLING FINANCIAL CORP, INC.
     AS IN THIS EXAMPLE


ANNUAL MEETING OF SHAREHOLDERS                                                                        FOR     WITHHELD
        JANUARY 31, 2005                                       1.  The election of directors as
------------------------------                                     nominees listed below (except       _         _
                                                                   as marked to the contrary):        |_|       |_|
    The  undersigned  hereby  appoints  the Board
of  Directors  of  Roebling Financial  Corp,  Inc.                 Joan K. Geary  Robert R. Semptimphelter, Sr.
(the  "Company"),  or its  designee,  with full powers
of substitution,  to act as attorneys and proxies for              Instruction:  to withhold authority to vote
the undersigned,  to vote all shares of Common Stock               for any individual nominee, write that nominee's
of the Company which the  undersigned is entitled to vote          name on the space provided below
at the Annual  Meeting of  Shareholders  (the "Annual          _______________________________________________________
Meeting"),  to be held at Bung's  Tavern at 2031
Route 130 South, Burlington, New Jersey, on Monday,                                                        FOR  AGAINST ABSTAIN
January  31,  2005,  at 3:30 p.m.  local time,                 2.  The  ratification of the appointment
and at any and all  adjournments thereof, in                       of Fontanella and Babitts,  as the
the following manner:                                              Company's independent public
                                                                   accountants for the fiscal year
                                                                   ending September 30, 2005                _     _       _
                                                                                                           |_|   |_|     |_|

                                                                   The  Board  of  Directors  recommends  a vote  "FOR"
                                                                   the above listed propositions.
                                                                                                             _
                                                                   PLEASE CHECK THIS BOX IF YOU ARE         |_|
                                                                   PLANNING TO ATTEND THIS MEETING.


                                                                   THIS  SIGNED  PROXY  WILL  BE  VOTED  AS  DIRECTED,
                                                                   BUT IF NO INSTRUCTIONS  ARE SPECIFIED, THIS SIGNED
                                                                   PROXY WILL BE VOTED FOR THE  PROPOSITIONS  STATED.
                                                                   IF ANY OTHER BUSINESS IS PRESENTED AT THE  ANNUAL
                                                                   MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE
                                                                   NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE
                                                                   PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
                                                                   OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                                                                     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                   Should the undersigned be present and elect to vote at
                                                                   the Annual Meeting, or at any adjournments  thereof,
                                                                   and after notification to the  Secretary  of the
                                                                   Company at the  Annual  Meeting of the Shareholder's
                                                                   decision to terminate this Proxy, the power of said
                                                                   attorneys  and  proxies  shall  be  deemed  terminated
                                                                   and of no further force and effect.  The  undersigned
                                     ______________________        may also revoke this Proxy  by  filing  a  subsequently
 PLEASE BE SURE TO SIGN AND DATE    |DATE                  |       dated  Proxy  or  by  written notification  to the
   THIS PROXY IN THE BOX BELOW.     |                      |       Secretary  of  the  Company  of his or her decision to
____________________________________|______________________|       terminate this Proxy.
|                                                          |
|                                                          |       The  undersigned  acknowledges  receipt  from  the
|__Shareholder sign above____Co-holder (if any) sign above_|       Company prior to the execution of this proxy of a Notice
                                                                   of Annual Meeting of  Shareholders,  a Proxy Statement
                                                                   dated December 29, 2004 and the 2004 Annual Report to
                                                                   Shareholders.

                   Detach above card, date, sign and mail in postage-prepaid envelope provided.

                                     ROEBLING FINANCIAL CORP, INC.
                                  ROUTE 130 SOUTH AND DELAWARE AVENUE
                                      ROEBLING, NEW JERSEY 08554


---------------------------------------------------------------------------------------------------------------------
Please  sign  exactly  as your name  appears  on this  Proxy.  When  signing  as attorney, executor,  administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


                          PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY
                                    IN THE  ENCLOSED POSTAGE-PREPAID ENVELOPE.
---------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.

_______________________________________________________

_______________________________________________________

_______________________________________________________
